UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 29, 2001

                        MERCHANTPARK COMMUNICATIONS, INC.
                              (Name of Registrant)

  Nevada                                 0-29595               88-0441332
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)         Identification No.)


               2921 N. Tenaya Way, Suite 216, Las Vegas, NV 89128
                    (Address of principle executive offices)

Registrants telephone number, including area code     (702) 947-4877 ext. 234


                        WESTNET COMMUNICATION GROUP, INC.

          (Former name or former address, if changed since last report)


Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and
(2) has been subject to such filing requirements for the past 90 days.

         Yes      [  X  ]                            No     [     ]

The Company had 3,500,000 shares of common stock outstanding at December 31, 2000.

Transitional Small Business Disclosure Format (check one):


         Yes      [     ]                            No     [  X  ]





Item 1.  Changes in Control of Registrant

     At a Special Meeting of Shareholders of Westnet the shareholders held March 29, 2001 the shareholders ratified an Agreement and Plan of Reorganization whereby Westnet acquired Merchantpark Communications, Inc., a Nevada corporation, in exchange for 14,285,400 shares of $.001 par value common stock. This is a change of control for Westnet Communication, Inc.

Item 2.  Acquisition or Disposition of  Assets

     Westnet entered into an Agreement and Plan of Reorganization to acquire 100% of the assets subject to liabilities and the Nevada corporation of Merchantpark Communications, Inc., for 14,285,400 shares of common stock. The net asset value was $469,439.00 and was confirmed by an independent audit as of March 31, 2001.

Item 3.  Bankruptcy or Receivership

         No event to report.

Item 4.  Changes in Registrants Certifying Accountant

         No event to report.

Item 5.  Other Matters

     At a Special Meeting of Shareholders of Westnet Communication held March 29, 2001 the shareholders:

1- Approved an Amendment to the Articles of Incorporation changing the corporate name to: Merchantpark Communications, Inc.

2- Elect directors to serve until the next annual meeting or until their successors are duly qualified.

Item 6.  Resignation of Registrants Directors

     The shareholders elected Shawn Balaghi, Rahiem Fazal, Scott Thomasson, Peter Matousek, and Husein Kaba as directors for the coming year.

Item 7.  Financial Statements

     Audited March 31, 2001 financial statements and Pro Forma 12/31/00 financial statements are attached.

Exhibits

Item 2-A Agreement & Plan of Reorganization filed by reference on April 9, 2001.
Item 5-A Amendment to Articles of Incorporation filed by reference on April 9, 2001.
Item 5-B Notice of meeting, Proxy Information and Proxy Filed by reference on April 9, 2001.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.
                                   Merchantpark Communications, Inc.
                                   Formerly Westnet Communication Group, Inc.


                                            /S/ Scott Thomasson
                                            President, Scott Thomasson


                                            /S/ Shawn Balaghi
                                            Secretary. Shawn Balaghi



Dated this 7th day of  April, 2001.